SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  JUNE 25, 1996


                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


       DELAWARE              33-62710           13-3633241
    ---------------        -----------      ----------------
    (State or other        (Commission      (IRS Employer
    jurisdiction of        File Number)     Identification No.)
    incorporation)


               245 PARK AVENUE, NEW YORK, NEW YORK      10167
             ---------------------------------------   --------
            (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000
                                                            -------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

                  This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Bear Stearns & Co., Inc. (an "Underwriter") in connection with the issuance of the Bear Stearns Mortgage Securities Inc. Mortgage Pass Through Certificates Series 1996-3. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.


Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)      Exhibits:

                  EXHIBIT NO.

                  99.1     Computational Materials of Bear,
                           Stearns & Co. Inc.

                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        BEAR STEARNS MORTGAGE SECURITIES INC.
                        -------------------------------------
                                    (Registrant)


Date: JUNE 25, 1996                      By:   /S/ JOSEPH T. JURKOWSKI, JR.
      -------------                             ---------------------------
                                              Name: Joseph T. Jurkowski, Jr.
                                              Title: Vice President

                                  EXHIBIT INDEX


EXHIBIT NUMBER                              DESCRIPTION
- - --------------                              ------------
    99.1                       Computational Materials of Bear, Stearns
                                            & Co. Inc.